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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 25, 2002


                             ALLFIRST FINANCIAL INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware

         (State or other jurisdiction of incorporation or organization)


         1-7273                                      52-0981378
(Commission File Number)                 (I.R.S. Employer Identification No.)


       25 S. Charles Street
        Baltimore, Maryland                                      21201
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:(410) 244-4000


                                 Not Applicable

          (Former name or former address, if changed since last report)
                         ------------------------------

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Item 5. Other Events

         As discussed in more detail in the press release filed as an exhibit to this Report, on April 24, 2002, Allied Irish Banks, p.l.c. ("AIB"), the parent of Allfirst Financial Inc., announced that PricewaterhouseCoopers would not continue as the external auditor for AIB and its subsidiaries after the upcoming annual general meeting of AIB shareholders. PricewaterhouseCoopers rendered unqualified reports on the consolidated financial statements of AIB and of Allfirst Financial for the year ended December 31, 2001.

Item 7. Financial Statements and Exhibits

(c)      Exhibits

         99.1              Press Release dated April 24, 2002



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ALLFIRST FINANCIAL INC.

Date: April 25, 2002                        By:  MAURICE J. CROWLEY
                                                 -----------------------
                                                 Maurice J. Crowley
                                                 Executive Vice President and
                                                 Chief Financial Officer

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                                 [AIB LOGO HERE]

      For immediate release                                 24 April 2002

                       AIB EXTERNAL AUDIT TO GO TO TENDER

AIB today announced that its external audit is to be put out to tender. This decision has been taken by the AIB Board in the context of a number of other actions and changes already announced as part of the review of control processes currently underway.

Actions already announced as part of this review include the appointment of John Heimann as special adviser to the AIB Board on risk management, the decision to appoint a Chief Risk Officer and the appointment of external risk advisers on the centralisation of AIB Group's treasury activities into its Capital Markets Division.

PricewaterhouseCoopers (PwC), the current AIB Group external auditors, will not participate in the tender process and will not, therefore, go forward for reappointment at the AIB AGM on 29 May.

The tender process is expected to be completed by mid-May.

Gary Kennedy, AIB Group Director, Finance, Risk and Enterprise Networks and eBusiness, said:

" We would like to express our appreciation to PwC for the work they have carried out for AIB Group to date. We have the highest regard for PwC as a firm and look forward to using a range of their services in the future."

                                     -ends-

For further information contact:-

Catherine Burke                                Alan Kelly
Head of Corporate Relations                    Head of Investor Relations
AIB Group                                      AIB Group
Bankcentre                                     Bankcentre
Ballsbridge                                    Ballsbridge
Dublin 4                                       Dublin 4
Tel: 00 353 1 641 3894                         Tel: 00 353 1 641 2612